UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[    ] Definitive Proxy Statement

[X] Definitive Additional Materials

[  ] Soliciting Material Pursuant to § 240.14a-12

INTERNATIONAL SHIPHOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

__________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule    and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

ime:2:00 PM CDT 11 North Water Street,

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 05, 2014

Date: April 30, 2014 Time:2:00 PM CDT

Location: RSA Battle House Tower

Executive Board Room 18th Floor 11 North Water Street,

Mobile, AL 36602

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important
information contained in the proxy materials before voting.

-See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Combined Document

2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

I) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639
2) BY E-MAIL*:sendmaterial@proxyvote.com

If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow —I. XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 10, 2014 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy" To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet,go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends that you vote FOR the following:

1.  Election of Directors

Nominees

01 Kenneth H. Beer02 Erik L. Johnsen

06 James J. McNamara07 Harris V. Morrissette08 T. Lee Robinson, Jr.

The Board of Directors recommends you vote FOR the following proposal(s):

2.  Approve an amendment to the Company’s certificate of incorporation to increase the number of shares of preferred stock authorized for issuance.

3.  Ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors for the Company for the fiscal year ending December 31, 2014.

4.  Advisory vote to approve the Company's executive compensation as disclosed in the Company's accompanying 2014 Proxy Statement.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

Job #
Envelope #
Sequence #
of # Sequence

0000127152_4 R1.0.0.11699

International Shipholding Corporation

WHAT YOU SHOULD KNOW ABOUT

DELIVERY OF OUR 2014 PROXY MATERIALS

This year we are providing each of our record shareholders with access to our proxy materials via the Internet. Accordingly, on or before March 13, 2014, we began mailing the accompanying Notice of Internet Availability of Proxy Materials to all shareholders of record as of March 5, 2014, and posted our proxy materials on a host website as described in the Notice. The following information addresses certain questions you may have regarding this process.

Why didn’t I receive a copy of the proxy statement, annual report and proxy card in the mail?

The Securities and Exchange Commission allows us to send you a short notice that proxy materials are available electronically instead of a full package containing a proxy card, annual report and proxy statement. You can request that we send paper copies of the proxy materials, as described further below. The rules are not mandatory, and we may still choose to mail paper copies of proxy materials to all or some of our shareholders.

How do these rules work?

The rules permit us to send (or request that brokers send) a short notice instead of the traditional large proxy package. This conserves paper and  reduces our printing and mailing costs. As explained further in the accompanying Notice, you have the option of (1) requesting that paper copies of those materials be sent to you, or (2) accessing the proxy materials online, including instructions on how to vote.

Can I get paper proxy packages now and in the future?

Yes. If you are a shareholder of record, you may contact us as directed on the accompanying Notice and request that we mail you paper proxy packages. This selection will apply to all future proxy mailings by us, until you notify us that you no longer wish to receive paper proxy packages.

If you hold shares of our common stock in street name through a broker, you should contact your broker to request paper proxy packages.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

INTERNATIONAL SHIPHOLDING CORPORATION

To Be Held On April 30, 2014 at 2:00 p.m., Central Time

In the Executive Board Room, 18th Floor, RSA Battle House Tower,

11 North Water Street, Suite 18290, Mobile, Alabama

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make a request as instructed below before 04/10/14.

Please visit http://www.astproxyportal.com/ast/03200/, where the following materials are able for view:

•	Notice of Annual Meeting of Stockholders
•	Proxy Statement
•	Form of Election Proxy Card
•	Annual Report on Form 10-K

TO REQUEST MATERIAL:TELEPHONE:  888-PROXY-NA (888-776-9962) 718-921-8562 (for international callers)

EMAIL:  info@amstock.com

WEBSITE:  http://amstock.com/proxyservices/requestmaterials.asp

TO VOTE:ONLINE:  To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 10:59 PM Central Time the day before the cut-off or meeting date.

IN PERSON:  You may vote your shares in person by attending the Annual Meeting. To obtain directions to the location of the Annual Meeting, please call 1-800-826-3513.

TELEPHONE:  To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL:  You may request a card by following the instructions above.

1.

Election of Directors:

NOMINEES:

o Kenneth H. Beer

o Erik L. Johnsen

o Niels M. Johnsen

o H. Merritt Lane III

o Edwin A. Lupberger

o James J. McNamara

o Harris V. Morrissette

o T. Lee Robinson, Jr.

Please note that you cannot use this notice to vote by mail.

2.    Approve an amendment to the Company’s certificate of incorporation to increase the number of shares of preferred stock authorized for issuance.

3.  Ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors for the Company for the fiscal year ending    December 31, 2014.

4.  Advisory vote to approve the Company’s executive compensation as disclosed in the Company’s accompanying 2014 proxy statement.

5.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘FOR’ ALL DIRECTOR NOMINEES AND ‘FOR’ PROPOSALS 2, 3 AND 4.